SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INVESTMENT MANAGERS SERIES TRUST
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

W.P. Stewart & Co. Growth Fund
FINAL SCRIPT
Meeting Date November 24th, 2009
Toll Free Number 866-412-8382

Greeting :

Hello, is Mr./Ms. _________ available please?

Hi Mr./Ms. __________________, my name is ___________________ and I am calling on behalf of the W.P. Stewart & Co. Growth Fund on a recorded line.  Recently we sent you proxy materials for the upcoming Special Meeting of Stockholders, scheduled to be held on November 24th, 2009 and haven’t received it back, so we’re calling to ask if you would like to vote, FOR the proposal set forth in these materials, as recommended by the Board of the Fund? For your convenience, I can record your vote over the telephone right now after confirming your name and mailing address of record and your authority to vote the shares.

Voting Scripting:

Do you have any questions before we proceed? (Questions answered only by referring to the proxy materials and reading the appropriate questions. Do not give advice.)

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares? (If yes, proceed with voting process. If no, identify with stockholder, which accounts s/he is authorized to vote before proceeding.)

Again, my name is __________________, a proxy voting specialist on behalf of the W.P. Stewart & Co. Growth Fund.  Today’s date is __________________ and the time is ___________ Eastern Time.

The Fund’s Board has unanimously approved the proposal as set forth in the proxy materials you received and recommends a vote FOR this proposal. Would you like to vote all your shares as recommended by the Board FOR this proposal?

Mr./Ms. _____________, I have recorded your vote [FOR, the proposal /  AGAINST the proposal / IN ABSTENTION ] vote for all of your W.P. Stewart & Co. Growth Fund accounts and will be sending you a written confirmation of your vote. If you wish to make any changes, you may contact us by calling 866-412-8382. Thank you very much for your participation and have a great day/evening.

If Not Received:

I can resend the materials to you. Do you have an email address this can be sent to?
(If yes: Type email address in the notes and read it back phonetically to the stockholder) (If not, continue with script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)
Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the materials.

If  Not Interested, then use rebuttal first and if still not interested, respond…

I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important.  Please fill out and return your proxy card in the envelope that has been provided at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________ and I am a proxy voting specialist for the W.P. Stewart & Co. Growth Fund.  You should have received proxy materials in the mail concerning the Special Meeting of Stockholders to be held on November 24th, 2009.

Your vote is very important.  Please sign, date and mail your proxy card in the envelope that has been provided as soon as possible. To vote over the telephone, call toll-free at 866-412-8382 and a proxy voting specialist will assist you with voting your shares.  Specialists are available   Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all stockholders.
Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the W.P. Stewart & Co. Growth Fund.  You should have received proxy materials in the mail concerning the Special Meeting of Stockholders to be held on November 24th, 2009.

Your vote is very important. Please sign, date and mail your proxy card in the envelope that has been provided as soon as possible.  To vote over the telephone, call toll-free at 866-412-8382 and a proxy voting specialist will assist you with voting your shares.  Specialists are available   Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all stockholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING

“Thank you for calling the Broadridge Proxy Services Center for the W.P. Stewart & Co. Growth Fund. Our offices are now closed.  Please call us back during our normal business hours  which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM  Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the W.P. Stewart & Co. Growth Fund. Our proxy specialists are currently assisting other stockholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the W.P. Stewart & Co. Growth Fund. The Stockholder meeting has been held and as a result, this toll free number is no longer in service for proxy related stockholder calls. If you have questions about your W.P. Stewart & Co. Growth Fund, please contact your Financial Advisor or call the W.P. Stewart & Co. Growth Fund at 212-750-8585. Thank you for investing with the W.P. Stewart & Co. Growth Fund."

W.P. Stewart & Co. Growth Fund
FINAL INBOUND SCRIPT
Meeting Date November 24th, 2009
Toll Free Number 866-412-8382

INBOUND SCRIPT

“Thank you for calling the Broadridge Proxy Services Center for the W.P. Stewart & Co. Growth Fund. My name is <agent name> and this call is being recorded for quality assurance.  How may I assist you today?”

(If the stockholder  is calling to vote and all proxy related questions have been answered, proceed with voting script. Questions are to be answered only by referring to the proxy materials and reading the appropriate sections. Do not give advice).

For your convenience, I can record your vote over the telephone right now after confirming your name and mailing address of record and your authority to vote the shares.

Again, my name is _____________________, a proxy-voting specialist on behalf of the W.P. Stewart & Co. Growth Fund. Today’s date is ____________ and the time is __________ Eastern Time.

Would you please state your full name and full mailing address?

Are you authorized to vote all shares?
(If yes, proceed with voting process. If no, identify with stockholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Directors of the W.P. Stewart & Co. Growth Fund has unanimously approved the proposal as set forth in the material you received and recommends a vote FOR this proposal.  Would you like to vote all your shares as recommended by the Board FOR this proposal?

(Record all votes as stockholder requests)

For Favorable Vote:
Mr. /Ms. _______________ I have recorded your vote FOR the proposal as set forth in the proxy materials you received for all your W.P. Stewart & Co. Growth Fund accounts.

For Non-Favorable Vote:
Mr. /Ms. _______________ I have recorded your vote AGAINST the proposal as set forth in the proxy materials you received for all your W.P. Stewart & Co. Growth Fund accounts.

For Abstentions:
Mr. /Ms. _______________ I have recorded your vote as abstaining on the proposal as set forth in the proxy materials you received for all your W.P. Stewart & Co. Growth Fund accounts.

You will receive a written confirmation of your vote.  If you wish to make any changes, you may contact us by calling 866-412-8382.  Thank you very much for your participation and have a great day/evening.

INBOUND - CLOSED RECORDING

Thank you for calling the Broadridge Proxy Services Center for the W.P. Stewart & Co. Growth Fund. Our offices are now closed.  Please call us back during our normal business hours  which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM  Eastern Time.  Thank you.

INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the Broadridge Proxy Services Center for the W.P. Stewart & Co. Growth Fund.  Our proxy specialists are currently assisting other stockholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the W.P. Stewart & Co. Growth Fund. The Stockholder meeting has been held and as a result, this toll free number is no longer in service for proxy related stockholder calls. If you have questions about your W.P. Stewart & Co. Growth Fund please contact your Financial Advisor or call the W.P. Stewart & Co. Growth Fund at 212-750-8585. Thank you for investing with W.P. Stewart & Co. Growth Fund."